EXHIBIT 2.6

CONFORMED COPY

Dated 11 November, 2002

YELL GROUP plc

as Parent and

certain of its Subsidiaries as Obligors

THE PERSONS NAMED HEREIN

as New Senior Finance Parties

DEUTSCHE BANK AG LONDON

as Senior Facility Agent

CIBC WORLD MARKETS plc

as Bridge Administrative Agent

DEUTSCHE BANK AG LONDON

as Security Agent

FOURTH AMENDMENT DEED

relating to an

INTERCREDITOR DEED dated 22 June 2001

SHEARMAN & STERLING

London

[GRAPHIC APPEARS HERE]

i

THIS AMENDMENT DEED is made on 11 November, 2002

BETWEEN:

(1)	YELL GROUP plc a company incorporated in England and Wales with registered number 4180320 (the “Parent”);

(2)	THE COMPANIES named in Part 1 of Schedule 1 as Obligors;

(3)	YELLOW PAGES LIMITED a company incorporated in England and Wales with registered number 4175980 (the “Bridge HY Guarantor”);

(4)	YELL FINANCE B.V. a company incorporated in The Netherlands whose registered office is Amsterdam (“Newco B.V.”);

(5)	THE PERSONS named in Part 2 of Schedule 1 as New Senior Finance Parties (the “New Senior Finance Parties”);

(6)	DEUTSCHE BANK AG LONDON as Senior Facility Agent;

(7)	CIBC WORLD MARKETS plc as Bridge Administrative Agent; and

(8)	DEUTSCHE BANK AG LONDON as Security Agent.

WHEREAS:

A.	This Amendment Deed amends and is supplemental to an intercreditor deed dated 22 June 2001 (as amended and restated by amendment deeds dated 11 July 2001, 13 March 2002 and 16 April 2002, the “Intercreditor Deed”);

B.	The Majority Senior Creditors have confirmed to the Senior Facility Agent that (i) they are in agreement that the finance parties in respect of the new tranche C3 term facility which is or is to be provided under the Senior Facilities Agreement are entitled to accede to the Intercreditor Deed, and accordingly the Security Agent has agreed to execute this Amendment Agreement to effect such accession and (ii) they are in agreement that certain consents should be granted under the Intercreditor Deed to allow for the refinancing of the Bridge Debt and the payment or repayment of certain Intra-Group Debt.

C.	Pursuant to Clause 24.8 of the Intercreditor Deed the Parent, the Senior Facility Agent and the Bridge Administrative Agent have agreed to supplement and amend the Intercreditor Deed on the terms set out below.

NOW IT IS HEREBY AGREED:-

1.	DEFINITIONS

In this Amendment Deed, capitalised terms not otherwise defined in this Amendment Deed shall have the meanings given to them in the Intercreditor Deed.

1.1	The provisions of Clause 1.2 (Construction) of the Intercreditor Deed shall also apply in the interpretation of this Amendment Deed as if expressly set out herein with each reference to the “Deed” being deemed to be a reference to this Amendment Deed.

2.	EFFECT

The parties to this Amendment Deed hereby agree for themselves and for their successors, transferees and assigns pursuant to the Intercreditor Deed that on and with effect from the date of this Amendment Deed (the “Effective Date”), the Intercreditor Deed shall be read and construed and shall be deemed to take effect as amended and consented to pursuant to this Amendment Deed.

3.	ACCESSION OF NEW SENIOR FINANCE PARTIES

3.1	It is hereby agreed that with effect from the Effective Date each of the New Senior Finance Parties shall become party to the Intercreditor Deed (as amended pursuant to this Amendment Deed) in the capacity of Senior Finance Party.

3.2	Each New Senior Finance Party hereby agrees to become, with effect from the Effective Date, a Senior Finance Party and agrees to be bound by all of the terms of the Intercreditor Deed (as amended pursuant to this Amendment Deed) as if it had originally been party thereto as a Senior Finance Party thereunder.

3.3	Each New Senior Finance Party confirms that its address details for notices in relation to Clause 26 (Notices) of the Intercreditor Deed are shown immediately after its name on the signature pages of this Amendment Deed.

3.4	By its signature below the Security Agent (for itself and on behalf of the other parties to the Intercreditor Deed (other than the New Senior Finance Parties and the Obligors) confirms its acceptance of each New Senior Finance Party as a Senior Finance Party for all purposes under the Intercreditor Deed (as amended pursuant to this Amendment Deed) in accordance with Clause 22.5 (Changes to the Parties) thereof.

3.5	By their signature below each Obligor confirms its acceptance of each New Senior Finance Party as a Senior Finance Party for all purposes under the Intercreditor Deed (as amended pursuant to this Amendment Deed) in accordance with Clause 22.5 (Changes to the Parties) thereof.

4.	CONSENTS UNDER INTERCREDITOR DEED

The Senior Facility Agent (acting on the written instructions of the Majority Secured Creditors), with effect from the Effective Date:

4.1	consents to, in accordance with Clauses 3.1 (Bridge Debt, Subordinated Debt and Intra-Group Debt), 4 (Bridge Finance Parties’ Undertakings), 7.1 (Intra-Group Creditors) and 7.3 (Excluded Group Members) of the Intercreditor Deed, the repayment in full of the Bridge Debt and the repayment of any Intra-Group Debt in the form of certain Inter-Company Loan Agreements solely for the purpose of discharging the Bridge Debt in full;

4.2	consents to, in accordance with Clause 3.1 (Bridge Debt, Subordinated Debt and Intra-Group Debt), Clause 7.1 (Intra-Group Creditors) and Clause 7.3 (Excluded Group Members) of the Intercreditor Deed, the payments, repayments and prepayments of Intra-Group Debt referred to in paragraph (h) of the definition of “Permitted Payments” in the Senior Facilities Agreement (as amended and restated by the sixth amendment agreement in respect of the Senior Facilities Agreement entered into on or about the date of this Amendment Deed); and

4.3	consents to, in accordance with Clause 7.1 (Intra-Group Creditors) and Clause 7.3 (Excluded Group Members) the payment, prepayment or making of any distribution by Yell Sàrl to YH Limited of all of its assets immediately prior to, and in connection with the liquidation of Yell Sàrl in accordance with the terms of the Senior Facilities Agreement.

5.	WAIVER UNDER INTERCREDITOR DEED

5.1	The Senior Facility Agent (acting on the instructions of the Majority Secured Creditors), with effect from the Effective Date waives the restriction on paying, prepaying or repaying or making any distribution in respect of the Intra-Group Debt in paragraph (a) of Clause 3.1 (Bridge Debt, Subordinated Debt and Intra-Group Debt) of the Intercreditor Deed to the extent such payment, prepayment, repayment or distribution is in connection with the elimination of Yell Sàrl from the Group to the extent permitted in accordance with the terms of the Senior Facility Agreement.

6.	AMENDMENTS TO THE INTERCREDITOR DEED

With effect from the Effective Date, the Intercreditor Deed shall be amended so that the words “(except as the Majority Senior Creditors have previously consented in writing)” are inserted in Clause 10.1 after the words “If at any time”.

7.	STATUS OF INTERCREDITOR DEED

7.1	Except as otherwise provided in this Amendment Deed, the Intercreditor Deed will remain in full force and effect and as from the date hereof references in the Intercreditor Deed to “this Deed”, “hereunder”, “herein” and like terms or to any provision of the Intercreditor Deed shall be construed as a reference to the Intercreditor Deed, or such provision, as amended by this Amendment Deed.

7.2	This Amendment Deed will constitute a Senior Finance Document for the purposes of the Intercreditor Deed and will constitute part of the Intercreditor Deed for the purposes of the Senior Finance Documents.

7.3	Except as otherwise provided in this Amendment Deed, the Intercreditor Deed shall remain in full force and effect.

8.	REPRESENTATIONS AND WARRANTIES

Each of the Obligors hereby represents and warrants to and for the benefit of the other parties to this Deed in the terms set out below:

(a)	Incorporation/Status: it, and each of its Subsidiaries is duly incorporated and validly existing with limited liability under the laws of the place of its incorporation and has the power to own its assets and carry on its business substantially as it is now being conducted.

(b)	Powers and authority: it has the power to enter into and perform its obligations under this Amendment Deed and the Intercreditor Deed (as amended by this Amendment Deed) and to carry out the transactions contemplated hereby and thereby.

(c)	Authority: All actions, conditions and things required to be taken, fulfilled and done by it in order:

(i)	to enable it to enter into, exercise its rights under, and perform and comply with its obligations under, this Amendment Deed and the Intercreditor Deed (as amended by this Amendment Deed) and to carry out the transactions contemplated hereby and thereby; and

(ii)	to ensure that those obligations are valid, legally binding and, subject to reservations, enforceable; and

(iii)	to make this Amendment Deed and the Intercreditor Deed (as amended by this Amendment Deed) admissible in evidence in the courts of the jurisdiction to which it has submitted hereunder and thereunder,

have	been taken, fulfilled and done.

(d)	Consents and Filings: All consents and filings required:-

(i)	for its entry into, exercise of its rights, and performance and compliance with its obligations under, this Amendment Deed and the Intercreditor Deed (as amended by this Amendment Deed);

(ii)	for it to carry out the transactions contemplated by this Amendment Deed and the Intercreditor Deed (as amended by this Amendment Deed),

have been obtained or made and are in full force and effect.

(e)	Non-Conflict: Its entry into, exercise of its rights under and performance and compliance with its obligations under, this Amendment Deed and the Intercreditor Deed (as amended by this Amendment Deed) to which it is party and the carrying out of the transactions contemplated by this Amendment Deed and the Intercreditor Deed (as amended by this Amendment Deed) do not:-

(i)	contravene any law, directive, judgment or order to which it or any of its Subsidiaries is subject;

(ii)	contravene its memorandum or articles of association or other Constitutional Documents;

(iii)	breach in any material respect any agreement or any material consent to which it or any of its Subsidiaries is a party or which is binding upon it or any of its Subsidiaries or any of its or their respective assets; or

(iv)	oblige it, or any of its Subsidiaries, to create any security or result in the creation of any security over its or their respective assets other than under the Security Documents.

(f)	Obligations Binding: Its obligations under this Amendment Deed and the Intercreditor Deed (as amended by this Amendment Deed) are valid, legally binding and, subject to reservations, enforceable.

9.	COUNTERPARTS

9.1	This Amendment Deed may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same Amendment Deed.

9.2	Failure by one or more parties (“Non-Signatories”) to execute this Amendment Deed on the date hereof will not invalidate the provisions of this Amendment Deed as between the other parties who do execute this Amendment Deed. Such Non-Signatories may execute this Amendment Deed (or a counterpart thereof) on a subsequent date and will become bound by its provisions. Any person who improperly executes or delivers this Amendment Deed may also re-execute and deliver this Amendment Deed (or a counterpart thereof) on a subsequent date for the purposes of ratifying its original execution and delivery of this Amendment Deed and confirming that it continues to be bound by its provisions.

10.	MISCELLANEOUS

Clauses 26 (Notices), 27 (No implied waivers), 28 (Partial Invalidity) and 30 (Governing Law and Submission to Jurisdiction) in the Intercreditor Deed shall be deemed to be incorporated in this Deed (with such conforming changes as the context requires) as if set out herein.

11.	THIRD PARTIES

A person who is not a party to this Amendment Deed (other than those persons who at the date hereof are party to the Intercreditor Deed or who are expressly contemplated by its terms as being party to the Intercreditor Deed at any time hereafter) has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any terms of this Amendment Deed.

SCHEDULE 1

PART 1—THE OBLIGORS

YELL GROUP PLC

YELL FINANCE B.V.

YELLOW PAGES LIMITED

YELL HOLDINGS 2 LIMITED

YELL LIMITED

YH LIMITED

YELL SARL

YELLOW BOOK GROUP, INC.

YELLOW BOOK HOLDINGS, INC.

YELLOW BOOK USA, INC.

YELLOW BOOK OF NEW YORK, INC.

YELLOW BOOK OF PENNSYLVANIA, INC.

YELLOW BOOK/MCLEOD HOLDINGS, INC.

YELLOW PAGES SALES LIMITED

GENERAL ART SERVICES LIMITED

MCLEODUSA MEDIA GROUP, INC.

CONSOLIDATED COMMUNICATIONS DIRECTORIES INC.

MCLEODUSA PUBLISHING COMPANY

PART 2—THE NEW SENIOR FINANCE PARTIES

Institution	Role
CIBC World Markets plc	Tranche C3 Mandated Lead Arranger, Tranche C3 Syndication Agent, Tranche C3 Joint Bookrunner and Original Tranche C3 Bank

Credit Suisse First Boston	Tranche C3 Joint Lead Arranger, Tranche C3 Joint Bookrunner and Original Tranche C3 Bank

Barclays Capital (the investment banking division of Barclays Bank PLC)	Tranche C3 Arranger

Barclays Bank PLC	Original Tranche C3 Bank

Deutsche Bank AG London	Tranche C3 Arranger and Original Tranche C3 Bank

Merrill Lynch International	Tranche C3 Arranger

Merrill Lynch Capital Corporation	Original Tranche C3 Bank

SIGNATORIES

IN WITNESS whereof this deed has been duly executed by the parties hereto as a deed and shall take effect and be delivered on the date first written above.

THE PARENT AND OBLIGOR

EXECUTED as a deed by YELL GROUP plc acting by		) ) )

Director		RICHARD LENANE

Director/Secretary		STEPHAN LOBMEYR

Notice Details

Address:	c/o Yell Group Limited Queens Walk Oxford Road Reading Berkshire RG1 7PT

Facsimile:	0118 957 5806

Attention:	Chris Neale

BRIDGE HY GUARANTOR AND OBLIGOR

EXECUTED as a deed by YELLOW PAGES LIMITED acting by		) ) )

Director		RICHARD LENANE

Director/Secretary		STEPHAN LOBMEYR

Notice Details

Address:	c/o Yell Group Limited Queens Walk Oxford Road Reading Berkshire RG1 7PT

Facsimile:	0118 957 5806

Attention:	Chris Neale

NEWCO BV AND OBLIGOR

EXECUTED as a deed by YELL FINANCE B.V. acting by		) ) )

Director/Secretary		JOHN CONDRON

Notice Details

Address:	c/o Yell Group Limited Queens Walk Oxford Road Reading Berkshire RG1 7PT

Facsimile:	0118 957 5806

Attention:	Chris Neale

THE OTHER OBLIGORS

EXECUTED as a deed by YELL HOLDINGS 2 LIMITED acting by		) ) )

Director		RICHARD LENANE

Director/Secretary		STEPHAN LOBMEYR

Notice Details

Address:	c/o Yell Group Limited Queens Walk Oxford Road Reading Berkshire RG1 7PT

Facsimile:	0118 957 5806

Attention:	Chris Neale

EXECUTED as a deed by YELL LIMITED acting by		) ) )

Director		RICHARD LENANE

Director/Secretary		STEPHAN LOBMEYR

Notice Details

Address:	c/o Yell Group Limited Queens Walk Oxford Road Reading Berkshire RG1 7PT

Facsimile:	0118 957 5806

Attention:	Chris Neale

EXECUTED as a deed by YH LIMITED acting by		) ) )

Director		RICHARD LENANE

Director/Secretary		STEPHAN LOBMEYR

Notice Details

Address:	c/o Yell Group Limited Queens Walk Oxford Road Reading Berkshire RG1 7PT

Facsimile:	0118 957 5806

Attention:	Chris Neale

EXECUTED as a deed by YELL SARL acting by		) ) )

Director/Secretary		STEPHEN GREEN

Notice Details

Address:	c/o Yell Group Limited Queens Walk Oxford Road Reading Berkshire RG1 7PT

Facsimile:	0118 957 5806

Attention:	Chris Neale

EXECUTED as a deed by YELLOW BOOK GROUP, INC. acting by		) ) )

Director/Secretary		STEPHAN LOBMEYR

Notice Details

Address:	c/o Yellow Book USA 193 EAB Plaza Uniondale, NY11556 USA

Facsimile:	001 516 730 1911

Attention:	William Kracklauer

EXECUTED as a deed by YELLOW BOOK HOLDINGS, INC. acting by		) ) )

Director/Secretary		STEPHAN LOBMEYR

Notice Details

Address:	c/o Yellow Book USA 193 EAB Plaza Uniondale, NY11556 USA

Facsimile:	001 516 730 1911

Attention:	William Kracklauer

EXECUTED as a deed by YELLOW BOOK USA, INC. acting by		) ) )

Director/Secretary		STEPHAN LOBMEYR

JOHN CONDRON

Notice Details

Address:	c/o Yellow Book USA 193 EAB Plaza Uniondale, NY11556 USA

Facsimile:	001 516 730 1911

Attention:	William Kracklauer

EXECUTED as a deed by YELLOW BOOK OF NEW YORK, INC. acting by	) ) )

Director/Secretary	JOHN CONDRON

Notice Details

Address: c/o Yellow Book USA 193 EAB Plaza Uniondale, NY11556 USA

Facsimile: 001 516 730 1911

Attention: William Kracklauer

EXECUTED as a deed by YELLOW BOOK OF PENNSYLVANIA, INC. acting by	) ) )

Director/Secretary	JOHN CONDRON

Notice Details

Address: c/o Yellow Book USA 193 EAB Plaza Uniondale, NY11556 USA

Facsimile: 001 516 730 1911

Attention: William Kracklauer

EXECUTED as a deed by YELLOW BOOK/MCLEOD HOLDINGS, INC. acting by	) ) )

Director/Secretary	STEPHAN LOBMEYR

Notice Details

Address: c/o Yellow Book USA 193 EAB Plaza Uniondale, NY11556 USA

Facsimile: 001 516 730 1911

Attention: William Kracklauer

EXECUTED as a deed by YELLOW PAGES SALES LIMITED acting by	) ) )

Director Director/Secretary	JOHN CONDRON JOHN DAVIS

Notice Details

Address: c/o Yell Group Limited Queens Walk Oxford Road Reading Berkshire RG1 7PT

Facsimile: 0118 957 5806

Attention: Chris Neale

EXECUTED as a deed by GENERAL ART SERVICES LIMITED acting by		) ) )

Director		JOHN CONDRON

Director/Secretary		JOHN DAVIS

Notice Details

Address:	c/o Yell Group Limited Queens Walk Oxford Road Reading Berkshire RG1 7PT

Facsimile:	0118 957 5806

Attention:	Chris Neale

EXECUTED as a deed by MCLEODUSA MEDIA GROUP, INC. acting by		) ) )

Director/Secretary		STEPHAN LOBMEYR

Notice Details

Address:	c/o Yellow Book USA 193 EAB Plaza Uniondale, NY11556 USA

Facsimile:	001 516 730 1911

Attention:	William Kracklauer

EXECUTED as a deed by CONSOLIDATED COMMUNICATIONS DIRECTORIES INC. acting by		) ) )

Director/Secretary		STEPHAN LOBMEYR

Notice Details

Address:	c/o Yellow Book USA 193 EAB Plaza Uniondale, NY11556 USA

Facsimile:	001 516 730 1911

Attention:	William Kracklauer

EXECUTED as a deed by MCLEODUSA PUBLISHING COMPANY acting by		) ) )

Director/Secretary		STEPHAN LOBMEYR

Notice Details

Address:	c/o Yellow Book USA 193 EAB Plaza Uniondale, NY11556 USA

Facsimile:	001 516 730 1911

Attention:	William Kracklauer

NEW SENIOR FINANCE PARTIES

EXECUTED as a deed by MERRILL LYNCH INTERNATIONAL in its capacity under the Senior Facilities Agreement of Tranche C3 Arranger		) ) ) )

Acting by:

Authorised Signatory/ies		HARRY LENGSFIELD

In the presence of:

Witness’s signature

Name		BERNADETTE LEWIS

Address		40 LADYSMITH ROAD ENFIELD EN1 3AA

Notice Details

Address:	2 King Edward Street London EC1R 1H0

Facsimile:	0207 995 0645

Attention:	Courtney Zierden

EXECUTED as a deed by MERRILL LYNCH CAPITAL CORPORATION in its capacity under the Senior Facilities Agreement of Original Tranche C3 Bank	) ) ) ) )

Acting by:

Authorised Signatory/ies	ANTHONY LAFAIRE

In the presence of:

Witness’s signature

Name	LAWRENCE TEMLOCK

Address	4 WORLD FINANCIAL CENTER – 7600 NEW YORK, NY 10080

Notice Details

Address: 4 World Financial Centre 7th Floor New York, NY 10080

Facsimile: 001 212 449 7750

Attention: Carol Feeley

EXECUTED as a deed by

CIBC WORLD MARKETS plc

in its capacities under the Senior Facilities

Agreement of Tranche C3 Mandated Lead Arranger, Tranche C3 Syndication Agent, Tranche C3 Joint Bookrunner and Original Tranche C3 Bank

) ) ) ) ) )

Acting by:		JONATHAN ROWLAND

as attorney for CIBC WORLD MARKETS plc

In the presence of:

Witness’s signature

Name		ANIS BIBI

Address		CIBC WORLD MARKETS COTTONS CENTRE COTTONS LANE LONDON SE1 2QL

Notice Details

Address:	CIBC World Markets plc Cottons Centre Cotton Lane London, SE1 2QL

Facsimile:	020 7234 6521

Attention:	Justin Hooley

EXECUTED as a deed by DEUTSCHE BANK AG LONDON in its capacities under the Senior Facilities Agreement of Tranche C3 Arranger and Original Tranche C3 Bank		) ) ) ) )

Acting by:		MARK DIXSON

Authorised Signatory/ies		MILES TADMAN

In the presence of:

Witness’s signature

Name

Address

Notice Details

Address:	Winchester House 1 Great Winchester Street London EC2N 2DB

Facsimile:	020 7547 6419/5703

Attention:	Ron Lane-Smith/Johanna Wadsworth

EXECUTED as a deed by CREDIT SUISSE FIRST BOSTON in its capacity under the Senior Facilities Agreement of Tranche C3 Joint Lead Arranger, Tranche C3 Joint Bookrunner and Original Tranche C3 Bank	) ) ) ) )

Acting by:	DAVID SLADE

Authorised Signatory/ies	ROBERT WILLOUGHBY

In the presence of:

Witness’s signature

Name

Address

Notice Details

Address: CSFB One Cabot Square London E14 4QJ

Facsimile: 020 7888 8361

Attention: Maria Delellis

EXECUTED as a deed by BARCLAYS BANK PLC in its capacity under the Senior Facilities Agreement of Original Tranche C3 Bank		) ) ) )

Acting by:		TIM AUSTRUP

as attorney for BARCLAYS BANK PLC

In the presence of:

Witness’s signature

Name		NIELS PEDERSEN

Address		5 THE NORTH COLONNADE LONDON E14 4BB

Notice Details

Address:	5 The North Colonnade, Canary Wharf, London E14 4BB

Facsimile:	020 7773 1840

Attention:	John Atkinson

EXECUTED as a deed by BARCLAYS CAPITAL (THE INVESTMENT BANKING DIVISION OF BARCLAYS BANK PLC) in its capacity under the Senior Facilities Agreement of Tranche C3 Arranger	) ) ) ) ) )

Acting by:	TIM AUSTRUP

As attorney for BARCLAYS CAPITAL (THE INVESTMENT BANKING DIVISION OF BARCLAYS BANK PLC)

In the presence of:

Witness’s signature

Name	NIELS PEDERSEN

Address	5 THE NORTH COLONNADE LONDON E14 4BB

Notice Details

Address: 5 The North Colonnade, Canary Wharf, London E14 4BB

Facsimile: 020 7773 1820

Attention: Ade Ogundipe

SENIOR FACILITY AGENT

EXECUTED as a deed by DEUTSCHE BANK AG LONDON	) )

Acting by:	RON LANE-SMITH

Authorised Signatory/ies	CHRISTOPHER BENHAM

In the presence of:

Witness’s signature

Name	A. GELDER

Address	WINCHESTER HOUSE 1 GREAT WINCHESTER STREET LONDON EC2N 2DB

Notice Details

Address: Winchester House 1 Great Winchester Street London EC2N 2DB

Facsimile: 020 7547 6419/5703

Attention: Ron Lane-Smith/Johanna Wadsworth

BRIDGE ADMINISTRATIVE AGENT

EXECUTED as a deed by CIBC WORLD MARKETS plc		) )

Acting by:		JONATHAN ROWLAND

as attorney for CIBC WORLD MARKETS plc

In the presence of:

Witness’s signature

Name		ANIS BIBI

Address		CIBC WORLD MARKETS COTTONS CENTRE COTTONS LANE LONDON SE1 2QL

Notice Details

Address:	CIBC World Markets plc Cottons Centre Cotton Lane London, SE1 2QL

Facsimile:	020 7234 6521

Attention:	Justin Hooley

SECURITY AGENT

EXECUTED as a deed by DEUTSCHE BANK AG LONDON	) )

Acting by:	RON LANE-SMITH

Authorised Signatory/ies	CHRISTOPHER BENHAM

In the presence of:

Witness’s signature

Name	A. GELDER

Address	WINCHESTER HOUSE 1 GREAT WINCHESTER STREET LONDON EC2N 2DB

Notice Details

Address: Winchester House 1 Great Winchester London EC2N 2DB

Facsimile: 020 7547 6419/5703

Attention: Ron Lane-Smith/Johanna Wadsworth